UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 3757

DREYFUS PREMIER CALIFORNIA AMT-FREE MUNICIPAL BOND FUND, INC. - Dreyfus California AMT-Free Municipal Bond Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	5/31
Date of reporting period:	5/31/15

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus
California AMT-Free
Municipal Bond Fund

ANNUAL REPORT May 31, 2015

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
24	Statement of Assets and Liabilities
25	Statement of Operations
26	Statement of Changes in Net Assets
28	Financial Highlights
33	Notes to Financial Statements
44	Report of Independent Registered Public Accounting Firm
45	Important Tax Information
46	Board Members Information
49	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
California AMT-Free
Municipal Bond Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus California AMT-Free Municipal Bond Fund, covering the 12-month period from June 1, 2014, through May 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Municipal bonds produced moderately positive total returns over the reporting period, on average. Developments in overseas markets during 2014 — including plummeting oil prices and ongoing economic concerns in Europe, Japan, and China — sparked a flight to quality among global investors, who turned away from foreign sovereign bonds in favor of U.S. assets. In addition, aggressively accommodative monetary policies in Europe and Japan made yields of U.S. fixed-income securities relatively attractive. Consequently, intensifying demand put downward pressure on U.S. bond yields, including municipal bonds, over much of the reporting period. This trend reversed in early 2015, giving back some of the market’s previous gains when the supply of newly issued municipal bonds increased substantially in the low interest rate environment.

We remain optimistic regarding the long-term outlook for the U.S. economy generally and municipal bonds in particular. We believe labor markets have continued to strengthen, oil prices have climbed from previous lows, and foreign currency exchange rates have become less volatile. Meanwhile, credit conditions appear to have continued to improve for most states and municipalities, and demand remains strong from investors seeking tax-advantaged investment income.As always, we urge you to discuss these observations with your financial advisor, who can help you assess their implications for your investment portfolio.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
June 15, 2015

DISCUSSION OF FUND PERFORMANCE

For the period of June 1, 2014, through May 31, 2015, as provided by Jeffrey B. Burger and Thomas Casey, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended May 31, 2015, Dreyfus California AMT-Free Municipal Bond Fund’s Class A shares produced a total return of 3.54%, Class C shares returned 2.76%, Class I shares returned 3.79%, Class Y shares returned 3.79%, and Class Z shares returned 3.76%.1 In comparison, the Barclays Municipal Bond Index (the “Index”), the fund’s benchmark index, which is composed of bonds issued nationally and not solely within California, achieved a total return of 3.18% for the same period.2

Strong returns from municipal bonds stemming from falling long-term interest rates over the reporting period’s first half were followed by relatively flat returns over the second half.The fund’s Class A, Class I, Class Y, and Class Z shares outperformed the benchmark, mainly due to overweighted exposure to higher yielding revenue bonds.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal and California state income taxes as is consistent with the preservation of capital.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and California state personal income taxes. The fund also seeks to provide income exempt from the federal Alternative Minimum Tax. The fund will invest at least 80% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus.The fund may invest up to 20% of its assets in municipal bonds rated below investment grade (“junk” bonds) or the unrated equivalent as determined by Dreyfus.The dollar-weighted average maturity of the fund’s portfolio normally exceeds 10 years, but the fund’s average portfolio maturity is not restricted.

We focus on identifying undervalued sectors and securities, and we minimize the use of interest rate forecasting. We select municipal bonds by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

securities and to exploit pricing inefficiencies in the municipal bond market. We actively trade among various sectors, such as pre-refunded, general obligation, and revenue, based on their apparent relative values.

Falling Long-Term Rates Supported Bond Prices

Long-term interest rates generally fell over the first half of the reporting period, supporting municipal bond prices. Global investors seeking more competitive yields than were available in Europe and Japan flocked to higher yielding investments in the United States, and the resulting supply-and-demand imbalance put downward pressure on U.S. bond yields and upward pressure on prices.

This trend began to reverse over the reporting period’s second half, when longer term interest rates drifted higher amid stronger-than-expected employment data and expectations of short-term rate hikes later this year. An economic soft patch during the winter of 2015 caused yields to moderate temporarily, but longer term rates resumed their climb when economic growth re-accelerated in the spring, resulting in generally flat market returns over the first five months of 2015. Likewise, following favorable supply-and-demand dynamics during 2014, issuance volumes climbed over the opening months of 2015 as issuers rushed to refinance existing debt before expected increases in interest rates.

Despite isolated pockets of weakness, underlying credit conditions have improved for most municipal bond issuers. Tax revenues have climbed beyond pre-recession levels for many state and local governments, including California, where the state has participated fully in the national economic recovery with support from a robust technology industry.

Interest Rate Strategies Dampened Relative Results

Over much of the reporting period, the fund’s focus on longer maturities fully captured the benefits of falling long-term interest rates and narrowing yield differences along the market’s maturity spectrum. However, this strategy proved counterproductive when rates rose during the spring of 2015.

Our security selection strategy proved more beneficial, as we maintained overweighted exposure to BBB-rated revenue-backed bonds and an underweighted position in lower yielding general obligation bonds. The fund achieved especially strong results from bonds backed by hospitals, industrial development projects, and the state’s settlement of litigation with U.S. tobacco companies. In contrast, laggards for the reporting period included higher quality bonds from transportation facilities, special tax districts and providers of essential municipal services.

A More Cautious Interest Rate Posture

The U.S. economic recovery has gained traction, issuance volumes have increased, and investors expect higher short-term interest rates later this year. Therefore, we have adopted a somewhat more cautious interest rate posture by adjusting the fund’s average duration to a position that is only modestly longer than the benchmark.We are more optimistic regarding the market’s longer term prospects in light of robust investor demand and improving credit fundamentals, and we have retained the fund’s emphasis on revenue bonds with strong income characteristics. However, in light of the severe drought, we have eliminated some water-related holdings from California’s harder hit areas.

June 15, 2015

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds involve increased credit and liquidity risks compared with investment grade bonds and are considered speculative in terms of the issuer’s ability to pay interest and repay principal on a timely basis.

The use of derivatives involves risk different from, or possibly greater than, the risk associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value, and there is the risk that the changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class
I, ClassY, and Class Z (which is closed to new investors) shares are not subject to any initial or deferred sales charge.
Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-California residents. Capital gains, if any, are fully taxable.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Barclays Municipal Bond Index is a widely accepted, unmanaged and geographically unrestricted total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Index returns do not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

FUND PERFORMANCE

†	Source: Lipper Inc.
††	The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 12/15/08 (the inception date for Class I shares).
The total return figures presented for ClassY shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 7/1/13 (the inception date for ClassY shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I, Class Y and Class Z shares of Dreyfus California AMT-Free Municipal Bond Fund on 5/31/05 to a $10,000 investment made in the Barclays Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested. The fund invests primarily in California municipal securities and its performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is not limited to investments principally in California municipal obligations.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 5/31/15
	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	10/21/04	–1.14%	3.68%	3.54%
without sales charge	10/21/04	3.54%	4.63%	4.02%
Class C shares
with applicable redemption charge †	10/21/04	1.76%	3.84%	3.22%
without redemption	10/21/04	2.76%	3.84%	3.22%
Class I shares	12/15/08	3.79%	4.90%	4.26%††
Class Y shares	7/01/13	3.79%	4.85%††	4.24%††
Class Z shares	7/26/83	3.76%	4.85%	4.24%
Barclays Municipal Bond Index		3.18%	4.53%	4.52%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s
Class Z shares for the period prior to 12/15/08 (the inception date for Class I shares).
The total return performance figures presented for ClassY shares of the fund reflect the performance of the fund’s
Class Z shares for the period prior to 7/1/13 (the inception date for ClassY shares).

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus California AMT-Free Municipal Bond Fund from December 1, 2014 to May 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2015

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$ 4.61	$ 8.45	$ 3.41	$ 3.26	$ 3.56
Ending value (after expenses)	$ 1,008.80	$ 1,004.40	$ 1,009.40	$ 1,009.50	$ 1,009.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2015

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$ 4.63	$ 8.50	$ 3.43	$ 3.28	$ 3.58
Ending value (after expenses)	$ 1,020.34	$ 1,016.50	$ 1,021.54	$ 1,021.69	$ 1,021.39

† Expenses are equal to the fund’s annualized expense ratio of .92% for Class A, 1.69% for Class C, .68% for
Class I, .65% for ClassY and .71% for Class Z, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
May 31, 2015

Long-Term Municipal	Coupon	Maturity	Principal
Investments—99.9%	Rate (%)	Date	Amount ($)		Value ($)
California—98.7%
ABAG Finance Authority for
Nonprofit Corporations,
Revenue (Sharp HealthCare)	6.00	8/1/30	5,000,000		6,049,050
ABAG Finance Authority for
Nonprofit Corporations,
Revenue (Sharp HealthCare)	5.00	8/1/43	3,000,000		3,317,280
Bay Area Toll Authority,
San Francisco Bay Area
Subordinate Lien Toll Bridge
Revenue	5.00	4/1/43	7,500,000		8,308,425
Bay Area Toll Authority,
San Francisco Bay Area Toll
Bridge Revenue (Prerefunded)	5.25	4/1/19	10,000,000	[a]	11,547,500
Brentwood Infrastructure Financing
Authority, Water Revenue
(Prerefunded)	5.75	7/1/18	4,250,000	[a]	4,867,397
California,
GO	5.00	8/1/22	5,000,000		5,359,800
California,
GO (Various Purpose)	5.00	11/1/23	5,000,000		5,925,200
California,
GO (Various Purpose)	5.25	2/1/29	13,835,000		16,057,869
California,
GO (Various Purpose)	5.00	10/1/29	5,250,000		5,792,692
California,
GO (Various Purpose)	5.25	3/1/30	15,000,000		17,422,350
California,
GO (Various Purpose)	5.75	4/1/31	4,500,000		5,187,105
California,
GO (Various Purpose)	5.25	9/1/31	25,000,000		28,754,250
California,
GO (Various Purpose)	5.25	9/1/32	19,500,000		22,392,045
California,
GO (Various Purpose)	5.25	10/1/32	9,170,000		10,546,692
California,
GO (Various Purpose)	6.00	3/1/33	3,000,000		3,638,850
California,
GO (Various Purpose)	6.50	4/1/33	30,000,000		35,934,900
California,
GO (Various Purpose)	5.50	11/1/35	10,000,000		11,937,400

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California,
GO (Various Purpose)	5.00	2/1/38	5,000,000		5,590,800
California,
GO (Various Purpose)	5.50	3/1/40	17,500,000		20,403,075
California County Tobacco
Securitization Agency, Tobacco
Settlement Asset-Backed
Refunding Bonds (Kern County
Tobacco Funding Corporation)	5.00	6/1/34	5,000,000		5,392,900
California Department of Water
Resources, Water System
Revenue (Central Valley
Project)	5.00	12/1/26	230,000		256,774
California Department of Water
Resources, Water System
Revenue (Central Valley
Project) (Prerefunded)	5.00	6/1/18	8,000,000	[a]	8,932,880
California Educational Facilities
Authority, Revenue (Pooled
College and University
Projects) (Escrowed to
Maturity)	5.63	6/30/23	135,000		157,872
California Educational Facilities
Authority, Revenue (University
of Southern California)	5.25	10/1/38	5,000,000		5,594,850
California Health Facilities
Financing Authority, Revenue
(City of Hope)	5.00	11/15/23	1,650,000		1,938,535
California Health Facilities
Financing Authority, Revenue
(City of Hope)	5.00	11/15/24	1,600,000		1,864,208
California Health Facilities
Financing Authority, Revenue
(Lucile Salter Packard
Children’s Hospital at
Stanford)	5.00	8/15/25	5,855,000		6,770,722
California Health Facilities
Financing Authority, Revenue
(Providence Health and
Services)	5.00	10/1/30	3,500,000		4,011,070

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California Health Facilities
Financing Authority,
Revenue (Providence Health
and Services)	5.00	10/1/31	4,430,000		5,057,598
California Health Facilities
Financing Authority, Revenue
(Rady Children’s Hospital—
San Diego)	5.25	8/15/41	8,500,000		9,441,205
California Health Facilities
Financing Authority, Revenue
(Saint Joseph Health System)	5.00	7/1/37	7,500,000		8,353,425
California Health Facilities
Financing Authority, Revenue
(Scripps Health)	5.00	11/15/36	7,525,000		8,374,949
California Health Facilities
Financing Authority, Revenue
(Stanford Hospital and Clinics)	5.00	8/15/42	1,000,000		1,110,970
California Health Facilities
Financing Authority, Revenue
(Sutter Health)	5.25	8/15/22	6,000,000		6,774,840
California Health Facilities
Financing Authority, Revenue
(Sutter Health)	5.25	8/15/31	3,500,000		4,035,185
California Housing Finance Agency,
Home Mortgage Revenue
(Collateralized; FNMA)	5.50	8/1/38	7,455,000		7,591,948
California Municipal Finance
Authority, COP (Community
Hospitals of Central
California Obligated Group)	5.25	2/1/27	6,750,000		7,077,982
California Pollution Control
Financing Authority,
Revenue (San Jose Water
Company Project)	5.10	6/1/40	5,500,000		6,039,550
California Pollution Control
Financing Authority, Water
Facilities Revenue
(American Water Capital
Corporation Project)	5.25	8/1/40	7,500,000	[b]	7,962,450

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California School Finance
Authority, School Facility
Revenue (Alliance for
College-Ready Public
Schools Projects)	5.00	7/1/45	2,500,000	[b]	2,646,125
California State Public Works
Board, LR (Department of
Corrections and
Rehabilitation) (Various
Correctional Facilities)	5.00	9/1/26	5,000,000		5,906,050
California State Public Works
Board, LR (Judicial Council of
California) (Various Judicial
Council Projects)	5.00	3/1/25	1,795,000		2,101,765
California State Public Works
Board, LR (Judicial Council of
California) (Various Judicial
Council Projects)	5.00	12/1/31	10,000,000		11,281,100
California State University
Trustees, Systemwide Revenue	5.00	11/1/27	2,510,000		2,763,610
California State University
Trustees, Systemwide Revenue	5.00	11/1/28	5,000,000		5,523,350
California Statewide Communities
Development Authority, COP
(The Internext Group)	5.38	4/1/30	4,800,000		4,813,200
California Statewide Communities
Development Authority, Revenue
(899 Charleston Project)	5.25	11/1/44	2,500,000		2,547,350
California Statewide Communities
Development Authority, Revenue
(American Baptist Homes of
the West)	2.10	10/1/19	2,000,000		2,000,540
California Statewide Communities
Development Authority, Revenue
(American Baptist Homes of
the West)	5.00	10/1/45	2,550,000		2,700,858
California Statewide Communities
Development Authority, Revenue
(Buck Institute for Research
on Aging) (Insured; Assured
Guaranty Municipal Corp.)	5.00	11/15/34	2,390,000		2,697,139

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California Statewide Communities
Development Authority, Revenue
(Cottage Health System
Obligated Group)	5.25	11/1/30	3,750,000		4,245,412
California Statewide Communities
Development Authority, Revenue
(Cottage Health System
Obligated Group)	5.00	11/1/40	11,940,000		13,095,195
California Statewide Communities
Development Authority, Revenue
(Cottage Health System
Obligated Group)	5.00	11/1/43	4,000,000		4,425,480
California Statewide Communities
Development Authority, Revenue
(Henry Mayo Newhall Memorial
Hospital) (Insured; Assured
Guaranty Municipal Corp.)	5.25	10/1/43	2,100,000		2,329,551
California Statewide Communities
Development Authority, Revenue
(Kaiser Permanente)	5.00	4/1/42	3,000,000		3,287,700
California Statewide Communities
Development Authority, Revenue
(Saint Joseph Health System)
(Insured; FGIC)	5.75	7/1/47	10,000,000		11,180,000
California Statewide Communities
Development Authority, Revenue
(Saint Joseph Health System)
(Insured; National Public
Finance Guarantee Corp.)	5.13	7/1/24	5,000,000		5,579,750
California Statewide Communities
Development Authority, School
Facility Revenue (Aspire
Public Schools)	6.00	7/1/40	7,975,000		8,506,454
California Statewide Communities
Development Authority, Student
Housing Revenue (CHF-Irvine,
LLC-UCI East Campus
Apartments, Phase II)	5.75	5/15/32	4,000,000		4,370,240
Chabot-Las Positas Community
College District, GO
(Insured; AMBAC)	0.00	8/1/22	3,000,000	[c]	2,226,120

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
Coast Community College District,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.00	8/1/29	15,565,000		17,283,376
Delano,
COP (Delano Regional
Medical Center)	4.00	1/1/16	1,245,000		1,265,343
El Dorado Irrigation District,
Revenue (Insured; Assured
Guaranty Municipal Corp.)	5.00	3/1/28	1,000,000		1,153,930
El Dorado Irrigation District,
Revenue (Insured; Assured
Guaranty Municipal Corp.)	5.00	3/1/27	1,250,000		1,454,812
Foothill/Eastern Transportation
Corridor Agency, Senior Lien
Toll Road Revenue
(Insured; Assured Guaranty
Municipal Corp.)	0.00	1/15/35	10,000,000	[c]	4,211,300
Golden State Tobacco
Securitization Corporation,
Enhanced Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/40	3,500,000		3,846,850
Golden State Tobacco
Securitization Corporation,
Enhanced Tobacco Settlement
Asset-Backed Bonds
(Insured; Assured Guaranty
Municipal Corp.)	4.55	6/1/22	1,725,000		1,877,197
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	4.50	6/1/27	9,755,000		9,490,249
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.13	6/1/47	8,000,000		6,286,880
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.75	6/1/47	12,500,000		10,725,125

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
Grossmont Union High School
District, GO (Insured; Assured
Guaranty Municipal Corp.)	0.00	8/1/21	4,375,000	[c]	3,753,225
Grossmont Union High School
District, GO (Insured; Assured
Guaranty Municipal Corp.)	0.00	8/1/22	4,605,000	[c]	3,795,395
Grossmont Union High School
District, GO (Insured; Assured
Guaranty Municipal Corp.)	0.00	8/1/23	4,850,000	[c]	3,808,560
Grossmont Union High School
District, GO (Insured; Assured
Guaranty Municipal Corp.)	0.00	8/1/26	3,265,000	[c]	2,251,577
Irvine Community Facilities
District Number 2013-3
Improvement Area Number 1,
Special Tax Revenue
(Great Park)	5.00	9/1/44	2,500,000		2,675,675
JPMorgan Chase Putters/Drivers
Trust (Series 4354)
Non-recourse (Riverside County
Transportation Commission,
Sales Tax Revenue)	5.25	6/1/21	7,500,000	[b,d]	8,618,250
JPMorgan Chase Putters/Drivers
Trust (Series 4361)
Non-recourse (Los Angeles
Department of Water and Power,
Water System Revenue)	5.00	7/1/20	12,000,000	[b,d]	13,398,600
Jurupa Public Financing Authority,
Special Tax Revenue	5.00	9/1/42	3,420,000		3,695,926
Los Angeles Community Facilities
District Number 4, Special Tax
Revenue (Playa Vista-Phase 1)	5.00	9/1/29	1,190,000		1,340,047
Los Angeles Community Facilities
District Number 4, Special Tax
Revenue (Playa Vista-Phase 1)	5.00	9/1/30	1,110,000		1,242,467
Los Angeles County Regional
Financing Authority, Revenue
(MonteCedro Inc. Project)	5.00	11/15/44	2,000,000		2,168,820

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
Los Angeles Department of
Airports, Senior Revenue (Los
Angeles International Airport)	5.25	5/15/26	5,000,000		5,874,100
Los Angeles Department of
Airports, Senior Revenue (Los
Angeles International Airport)	5.00	5/15/29	3,915,000		4,507,927
Los Angeles Department of
Airports, Senior Revenue (Los
Angeles International Airport)	5.25	5/15/29	16,090,000		18,417,419
Los Angeles Department of
Airports, Senior Revenue (Los
Angeles International Airport)	5.00	5/15/35	25,000,000		28,368,000
Los Angeles Department of
Airports, Senior Revenue (Los
Angeles International Airport)	5.00	5/15/38	3,500,000		3,905,755
Los Angeles Department of
Airports, Subordinate Revenue
(Los Angeles International
Airport)	5.00	5/15/38	4,500,000		5,116,230
Los Angeles Harbor Department,
Revenue	5.25	8/1/25	26,055,000		30,293,367
Los Angeles Harbor Department,
Revenue	5.00	8/1/39	2,050,000		2,339,460
Metropolitan Water District of
Southern California, Water
Revenue	5.00	10/1/34	7,390,000		8,452,608
Metropolitan Water District of
Southern California, Water
Revenue	5.00	1/1/39	5,000,000		5,546,200
Midpeninsula Regional Open Space
District Financing Authority,
Revenue (Insured; AMBAC)
(Escrowed to Maturity)	0.00	9/1/15	2,825,000	[c]	2,823,644
Murrieta Valley Unified School
District, GO (Insured;
National Public Finance
Guarantee Corp.)	0.00	9/1/21	4,950,000	[c]	4,217,846

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
Natomas Unified School District,
GO (Insured; National Public
Finance Guarantee Corp.)	5.95	9/1/21	2,500,000		2,760,875
North Natomas Community Facilities
District Number 4, Special
Tax Bonds	5.25	9/1/26	2,760,000		3,188,435
Northern California Power Agency,
Revenue (Hydroelectric Project
Number 1) (Insured; AMBAC)
(Prerefunded)	7.00	1/1/16	670,000	[a]	684,787
Northern California Power Agency,
Revenue (Hydroelectric Project
Number 1) (Insured; AMBAC)
(Prerefunded)	7.50	7/1/21	375,000	[a]	467,479
Northern California Power Agency,
Revenue (Hydroelectric Project
Number 1) (Insured;
National Public Finance
Guarantee Corp.)	6.30	7/1/18	18,355,000		20,027,141
Oakland Unified School District,
GO	6.63	8/1/38	5,000,000		6,089,350
Palomar Community College
District, GO	0/6.38	8/1/45	15,515,000	[e]	9,309,310
Pomona Redevelopment Agency,
Tax Allocation Revenue
(West Holt Avenue
Redevelopment Project)	5.50	5/1/32	3,000,000		3,666,030
Pomona Unified School District,
GO (Insured; Build America
Mutual Assurance Company)	5.00	8/1/39	2,000,000		2,243,540
Poway Unified School District,
School Facilities Improvement
District Number 2007-1, GO	0.00	8/1/35	12,850,000	[c]	5,517,790
Sacramento County,
Airport System Senior Revenue	5.00	7/1/24	5,090,000		5,667,562
Sacramento County,
Airport System Senior Revenue	5.13	7/1/25	5,890,000		6,572,946

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
Sacramento County Sanitation
Districts Financing Authority,
Revenue (Sacramento Regional
County Sanitation District)	5.00	12/1/26	7,000,000	8,391,530
Sacramento County Water Financing
Authority, Revenue (Sacramento
County Water Agency Zones 40
and 41 Water System Project)
(Insured; National Public
Finance Guarantee Corp.)	5.00	6/1/25	8,500,000	9,186,375
Sacramento Municipal Utility
District, Electric Revenue	5.00	8/15/28	2,500,000	2,943,225
San Bernardino County,
COP (Capital Facilities
Project) (Escrowed to Maturity)	6.88	8/1/24	5,000,000	6,547,500
San Diego County,
COP (Burnham Institute for
Medical Research)	5.00	9/1/24	2,265,000	2,317,661
San Diego County,
COP (Burnham Institute for
Medical Research)	5.00	9/1/34	9,880,000	10,100,917
San Diego County Regional Airport
Authority, Subordinate Airport
Revenue	5.00	7/1/34	3,000,000	3,345,300
San Diego County Regional
Transportation Commission,
Sales Tax Revenue	5.00	4/1/44	10,000,000	11,326,500
San Diego Public Facilities
Financing Authority, Senior
Sewer Revenue	5.25	5/15/34	6,045,000	6,872,137
San Diego Public Facilities
Financing Authority, Water
Revenue	5.25	8/1/28	6,000,000	7,003,800
San Francisco City and County
Airport Commission, Second
Series Revenue (San Francisco
International Airport)	5.00	5/1/23	6,775,000	7,978,105
San Francisco City and County
Airport Commission, Second
Series Revenue (San Francisco
International Airport)	5.25	5/1/26	4,000,000	4,458,240

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
San Francisco City and County
Airport Commission, Second
Series Revenue (San Francisco
International Airport)	5.00	5/1/28	2,000,000		2,368,100
San Francisco City and County
Airport Commission, Second
Series Revenue (San Francisco
International Airport)	5.00	5/1/29	2,000,000		2,255,640
San Francisco City and County
Public Utilities Commission,
San Francisco Water Revenue	5.00	11/1/37	10,000,000		11,241,500
San Francisco City and County
Public Utilities Commission,
San Francisco Water Revenue
(Insured; Assured Guaranty
Municipal Corp.) (Prerefunded)	5.00	5/1/16	7,000,000	[a]	7,304,430
San Francisco City and County
Redevelopment Agency
Community Facilities District
Number 6, Special Tax Revenue
(Mission Bay South Public
Improvements)	0.00	8/1/18	445,000	[c]	376,363
San Francisco City and County
Redevelopment Agency
Community Facilities District
Number 6, Special Tax Revenue
(Mission Bay South Public
Improvements)	5.00	8/1/18	1,585,000		1,753,486
San Francisco City and County
Redevelopment Agency
Community Facilities District
Number 6, Special Tax Revenue
(Mission Bay South Public
Improvements)	0.00	8/1/21	500,000	[c]	354,285
San Joaquin Hills Transportation
Corridor Agency, Senior Lien
Toll Road Revenue	5.00	1/15/50	5,000,000		5,322,400
Santa Margarita Water District
Community Facilities District
Number 2013-1, Special Tax
Revenue (Village of Sendero)	5.63	9/1/43	7,000,000		7,809,970

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
Santa Margarita Water District
Community Facilities District
Number 99-1, Special Tax
Revenue (Talega)	5.00	9/1/27	2,000,000	2,248,220
South Orange County Public
Financing Authority, Special
Tax Senior Lien Revenue
(Ladera Ranch)	5.00	8/15/29	1,500,000	1,698,300
South Orange County Public
Financing Authority, Special
Tax Senior Lien Revenue
(Ladera Ranch)	5.00	8/15/30	1,000,000	1,127,320
Southern California Public Power
Authority, Revenue (Canyon
Power Project)	5.25	7/1/27	7,485,000	8,635,220
Southern California Public Power
Authority, Revenue (Linden
Wind Energy Project)	5.00	7/1/28	3,145,000	3,627,317
Southern California Public Power
Authority, Revenue (Linden
Wind Energy Project)	5.00	7/1/29	2,230,000	2,571,993
Southern California Public Power
Authority, Revenue (Milford
Wind Corridor Phase I Project)	5.00	7/1/29	11,865,000	13,558,017
Southern California Public Power
Authority, Revenue (Windy
Point/Windy Flats Project)	5.00	7/1/27	13,765,000	15,959,554
Stockton Unified School District,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.00	7/1/25	1,620,000	1,864,555
Stockton Unified School District,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.00	7/1/26	1,115,000	1,269,416
Stockton Unified School District,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.00	8/1/38	2,500,000	2,794,000

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
Tobacco Securitization Authority
of Southern California,
Tobacco Settlement
Asset-Backed Bonds (San Diego
County Tobacco Asset
Securitization Corporation)	4.75	6/1/25	1,305,000		1,305,013
Tobacco Securitization Authority
of Southern California,
Tobacco Settlement
Asset-Backed Bonds (San Diego
County Tobacco Asset
Securitization Corporation)	5.13	6/1/46	8,850,000		7,398,866
Torrance,
Revenue (Torrance Memorial
Medical Center)	5.00	9/1/40	3,000,000		3,183,810
Tuolumne Wind Project Authority,
Revenue (Tuolumne
Company Project)	5.63	1/1/29	8,000,000		9,154,720
Turlock Irrigation District,
Revenue	5.00	1/1/25	5,610,000		6,362,750
Turlock Irrigation District,
Revenue	5.00	1/1/26	8,120,000		9,209,542
University of California Regents,
General Revenue	5.25	5/15/30	3,000,000		3,589,410
University of California Regents,
General Revenue (Prerefunded)	5.25	5/15/17	10,000,000	[a]	10,965,400
University of California Regents,
General Revenue (Prerefunded)	5.75	5/15/19	8,000,000	[a]	9,423,520
University of California Regents,
Limited Project Revenue	5.00	5/15/42	10,000,000		11,088,800
University of California Regents,
Medical Center Pooled
Revenue	5.00	5/15/43	10,000,000		11,056,200
Walnut Energy Center Authority,
Revenue	5.00	1/1/27	3,150,000		3,697,124

The Fund 21

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related—1.2%
Guam,
Hotel Occupancy Tax Revenue	6.00	11/1/26	3,300,000	3,880,041
Guam,
LOR (Section 30)	5.63	12/1/29	2,850,000	3,161,819
Virgin Islands Public Finance
Authority, Revenue (Virgin
Islands Matching Fund Loan
Notes)	5.00	10/1/25	5,000,000	5,495,650
Total Investments (cost $908,384,912)			99.9%	1,003,985,028
Cash and Receivables (Net)			.1%	957,908
Net Assets			100.0%	1,004,942,936

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At May 31, 2015, these securities were valued at $32,625,425 or 3.2% of net assets.
c Security issued with a zero coupon. Income is recognized through the accretion of discount.
d Collateral for floating rate borrowings.
e Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Health Care	14.6	City	4.3
State/Territory	14.5	Asset-Backed	3.0
Transportation Services	13.5	Lease	1.9
Utility-Water and Sewer	12.6	Housing	1.4
Utility-Electric	7.7	Industrial	.5
Education	6.7	County	.2
Prerefunded	6.4	Other	7.7
Special Tax	4.9		99.9

† Based on net assets.

Summary of Abbreviations

ABAG	Association of Bay Area	ACA	American Capital Access
Governments
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate
	Assurance Corporation		Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse
Tax-Exempt Receipts
EDR	Economic Development	EIR	Environmental Improvement
	Revenue		Revenue
FGIC	Financial Guaranty	FHA	Federal Housing
	Insurance Company		Administration
FHLB	Federal Home	FHLMC	Federal Home Loan Mortgage
	Loan Bank		Corporation
FNMA	Federal National	GAN	Grant Anticipation Notes
Mortgage Association
GIC	Guaranteed Investment	GNMA	Government National Mortgage
	Contract		Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development	LIFERS	Long Inverse Floating
	Revenue		Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts
Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option	PUTTERS	Puttable Tax-Exempt Receipts
Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York	SPEARS	Short Puttable Exempt
	Mortgage Agency		Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

The Fund 23

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2015

				Cost	Value
Assets ($):
Investments in securities—See Statement of Investments			908,384,912		1,003,985,028
Interest receivable					11,943,364
Receivable for investment securities sold					1,590,055
Receivable for shares of Common Stock subscribed					543,615
Prepaid expenses					31,719
					1,018,093,781
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)					634,704
Cash overdraft due to Custodian					241,412
Payable for floating rate notes issued—Note 4					9,750,000
Payable for investment securities purchased					1,576,380
Payable for shares of Common Stock redeemed					799,325
Interest and expense payable related to
floating rate notes issued—Note 4					22,021
Accrued expenses					127,003
					13,150,845
Net Assets ($)					1,004,942,936
Composition of Net Assets ($):
Paid-in capital					932,905,058
Accumulated undistributed investment income—net					196,755
Accumulated net realized gain (loss) on investments					(23,758,993)
Accumulated net unrealized appreciation
(depreciation) on investments					95,600,116
Net Assets ($)					1,004,942,936

Net Asset Value Per Share
	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	90,386,036	9,427,170	20,288,936	3,840,510	881,000,284
Shares Outstanding	5,939,382	619,643	1,333,771	252,464	57,888,710
Net Asset Value
Per Share ($)	15.22	15.21	15.21	15.21	15.22

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended May 31, 2015

Investment Income ($):
Interest Income	44,214,971
Expenses:
Management fee—Note 3(a)	6,157,760
Shareholder servicing costs—Note 3(c)	913,782
Professional fees	92,861
Custodian fees—Note 3(c)	77,778
Directors’ fees and expenses—Note 3(d)	72,718
Registration fees	70,864
Distribution fees—Note 3(b)	69,644
Interest and expense related to floating rate notes issued—Note 4	61,829
Prospectus and shareholders’ reports	29,966
Loan commitment fees—Note 2	10,465
Miscellaneous	59,402
Total Expenses	7,617,069
Less—reduction in fees due to earnings credits—Note 3(c)	(409)
Net Expenses	7,616,660
Investment Income—Net	36,598,311
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,703,612
Net unrealized appreciation (depreciation) on investments	(520,008)
Net Realized and Unrealized Gain (Loss) on Investments	1,183,604
Net Increase in Net Assets Resulting from Operations	37,781,915

See notes to financial statements.

The Fund 25

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended May 31,
	2015	2014 [a]
Operations ($):
Investment income—net	36,598,311	40,781,054
Net realized gain (loss) on investments	1,703,612	(9,625,247)
Net unrealized appreciation
(depreciation) on investments	(520,008)	(8,837,456)
Net Increase (Decrease) in Net Assets
Resulting from Operations	37,781,915	22,318,351
Dividends to Shareholders from ($):
Investment income—net:
Class A	(3,012,537)	(3,494,299)
Class C	(240,841)	(289,786)
Class I	(690,160)	(1,002,015)
Class Y	(133,641)	(36)
Class Z	(32,273,337)	(35,680,490)
Total Dividends	(36,350,516)	(40,466,626)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	10,767,856	6,449,175
Class C	1,156,925	1,162,870
Class I	11,044,112	7,044,161
Class Y	5,693,990	1,000
Class Z	18,500,901	16,870,108
Dividends reinvested:
Class A	1,969,875	2,277,089
Class C	152,522	180,420
Class I	396,176	403,050
Class Y	26,105	—
Class Z	24,021,627	26,306,218
Cost of shares redeemed:
Class A	(11,953,228)	(32,772,028)
Class C	(1,139,120)	(4,194,853)
Class I	(10,432,566)	(29,970,236)
Class Y	(1,933,240)	—
Class Z	(83,061,935)	(143,616,011)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(34,790,000)	(149,859,037)
Total Increase (Decrease) in Net Assets	(33,358,601)	(168,007,312)
Net Assets ($):
Beginning of Period	1,038,301,537	1,206,308,849
End of Period	1,004,942,936	1,038,301,537
Undistributed investment income—net	196,755	104,139

		Year Ended May 31,
	2015	2014 [a]
Capital Share Transactions:
Class A
Shares sold	701,243	442,316
Shares issued for dividends reinvested	128,489	155,838
Shares redeemed	(780,980)	(2,251,904)
Net Increase (Decrease) in Shares Outstanding	48,752	(1,653,750)
Class C
Shares sold	75,332	79,662
Shares issued for dividends reinvested	9,950	12,356
Shares redeemed	(74,486)	(288,228)
Net Increase (Decrease) in Shares Outstanding	10,796	(196,210)
Class Ib
Shares sold	722,174	483,188
Shares issued for dividends reinvested	25,837	27,631
Shares redeemed	(688,019)	(2,064,161)
Net Increase (Decrease) in Shares Outstanding	59,992	(1,553,342)
Class Yb
Shares sold	377,966	67.94
Shares issued for dividends reinvested	1,698	—
Shares redeemed	(127,268)	—
Net Increase (Decrease) in Shares Outstanding	252,396	67.94
Class Z
Shares sold	1,208,564	1,155,104
Shares issued for dividends reinvested	1,566,779	1,799,679
Shares redeemed	(5,430,077)	(9,846,116)
Net Increase (Decrease) in Shares Outstanding	(2,654,734)	(6,891,333)

a Effective July 1, 2013, the fund commenced offering ClassY shares.
b During the period ended May 31, 2015, 304,327 Class I shares representing $4,564,899 were exchange for
304,327 ClassY shares.

See notes to financial statements.

The Fund 27

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended May 31,
Class A Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	15.20	15.35	15.30	14.12	14.52
Investment Operations:
Investment income—net[a]	.52	.54	.51	.55	.57
Net realized and unrealized
gain (loss) on investments	.01	(.16)	.05	1.17	(.40)
Total from Investment Operations	.53	.38	.56	1.72	.17
Distributions:
Dividends from investment income—net	(.51)	(.53)	(.51)	(.54)	(.57)
Dividends from net realized
gain on investments	—	—	(.00)[b]	—	—
Total Distributions	(.51)	(.53)	(.51)	(.54)	(.57)
Net asset value, end of period	15.22	15.20	15.35	15.30	14.12
Total Return (%)[c]	3.54	2.71	3.67	12.41	1.20
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.93	.93	.92	.93	.93
Ratio of net expenses
to average net assets	.93	.93	.92	.93	.93
Ratio of interest and expense related
to floating rate notes issued
to average net assets	.01	.01	—	—	—
Ratio of net investment income
to average net assets	3.38	3.68	3.28	3.70	4.00
Portfolio Turnover Rate	9.33	13.90	9.57	20.88	14.78
Net Assets, end of period ($ x 1,000)	90,386	89,525	115,773	116,939	105,584

a	Based on average shares outstanding.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.

See notes to financial statements.

		Year Ended May 31,
Class C Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	15.19	15.34	15.30	14.12	14.51
Investment Operations:
Investment income—net[a]	.40	.43	.39	.43	.46
Net realized and unrealized
gain (loss) on investments	.02	(.16)	.04	1.18	(.39)
Total from Investment Operations	.42	.27	.43	1.61	.07
Distributions:
Dividends from investment income—net	(.40)	(.42)	(.39)	(.43)	(.46)
Dividends from net realized
gain on investments	—	—	(.00)[b]	—	—
Total Distributions	(.40)	(.42)	(.39)	(.43)	(.46)
Net asset value, end of period	15.21	15.19	15.34	15.30	14.12
Total Return (%)[c]	2.76	1.92	2.81	11.58	.48
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.69	1.70	1.68	1.66	1.71
Ratio of net expenses
to average net assets	1.69	1.70	1.68	1.66	1.71
Ratio of interest and expense related
to floating rate notes issued
to average net assets	.01	.01	—	—	—
Ratio of net investment income
to average net assets	2.62	2.92	2.51	2.95	3.23
Portfolio Turnover Rate	9.33	13.90	9.57	20.88	14.78
Net Assets, end of period ($ x 1,000)	9,427	9,251	12,351	11,742	9,485

a	Based on average shares outstanding.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.

See notes to financial statements.

The Fund 29

FINANCIAL HIGHLIGHTS (continued)

		Year Ended May 31,
Class I Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	15.19	15.34	15.29	14.12	14.51
Investment Operations:
Investment income—net[a]	.55	.57	.54	.58	.61
Net realized and unrealized
gain (loss) on investments	.02	(.15)	.06	1.17	(.40)
Total from Investment Operations	.57	.42	.60	1.75	.21
Distributions:
Dividends from investment income—net	(.55)	(.57)	(.55)	(.58)	(.60)
Dividends from net realized
gain on investments	—	—	(.00)[b]	—	—
Total Distributions	(.55)	(.57)	(.55)	(.58)	(.60)
Net asset value, end of period	15.21	15.19	15.34	15.29	14.12
Total Return (%)	3.79	2.96	3.93	12.60	1.54
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.68	.68	.66	.68	.66
Ratio of net expenses
to average net assets	.68	.68	.66	.68	.66
Ratio of interest and expense related
to floating rate notes issued
to average net assets	.01	.01	—	—	—
Ratio of net investment income
to average net assets	3.63	3.93	3.52	3.92	4.29
Portfolio Turnover Rate	9.33	13.90	9.57	20.88	14.78
Net Assets, end of period ($ x 1,000)	20,289	19,350	43,363	30,742	24,039

a	Based on average shares outstanding.
b	Amount represents less than $.01 per share.

See notes to financial statements.

		Year Ended May 31,
Class Y Shares	2015		2014	[a]
Per Share Data ($):
Net asset value, beginning of period	15.19		14.72
Investment Operations:
Investment income—net[b]	.60		.53
Net realized and unrealized
gain (loss) on investments	(.03)		.46
Total from Investment Operations	.57		.99
Distributions:
Dividends from investment income—net	(.55)		(.52)
Net asset value, end of period	15.21		15.19
Total Return (%)	3.79		6.95	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.67		.63	[d]
Ratio of net expenses to average net assets	.67		.63	[d]
Ratio of interest and expense related to floating rate
notes issued to average net assets	.01		.01	[d]
Ratio of net investment income to average net assets	3.63		3.97	[d]
Portfolio Turnover Rate	9.33		13.90
Net Assets, end of period ($ x 1,000)	3,841		1

a	From July 1, 2013 (commencement of initial offering) to May 31, 2014.
b	Based on average shares outstanding.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 31

FINANCIAL HIGHLIGHTS (continued)

		Year Ended May 31,
Class Z Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	15.20	15.35	15.30	14.12	14.52
Investment Operations:
Investment income—net[a]	.55	.57	.54	.58	.60
Net realized and unrealized
gain (loss) on investments	.02	(.16)	.05	1.17	(.40)
Total from Investment Operations	.57	.41	.59	1.75	.20
Distributions:
Dividends from investment income—net	(.55)	(.56)	(.54)	(.57)	(.60)
Dividends from net realized
gain on investments	—	—	(.00)[b]	—	—
Total Distributions	(.55)	(56)	(.54)	(.57)	(.60)
Net asset value, end of period	15.22	15.20	15.35	15.30	14.12
Total Return (%)	3.76	2.92	3.89	12.63	1.43
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.72	.72	.70	.73	.71
Ratio of net expenses
to average net assets	.72	.72	.70	.73	.71
Ratio of interest and expense related
to floating rate notes issued
to average net assets	.01	.01	—	—	—
Ratio of net investment income
to average net assets	3.59	3.89	3.50	3.90	4.23
Portfolio Turnover Rate	9.33	13.90	9.57	20.88	14.78
Net Assets, end of period ($ x 1,000)	881,000	920,175	1,034,822	1,066,153	1,016,288

a	Based on average shares outstanding.
b	Amount represents less than $.01 per share.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus California AMT-Free Municipal Bond Fund (the “fund”) is the sole series of Dreyfus Premier California AMT-Free Municipal Bond Fund Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to seek as high a level of current income, exempt from federal and California state income taxes, as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized), Class Y (100 million shares authorized) and Class Z (200 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Class Z shares are sold at net asset value per share generally only to shareholders of the fund who received Class Z shares in exchange for their shares of a Dreyfus-managed fund as a result of the reorganization of such Dreyfus-managed fund, and who continue to maintain accounts with the fund at the time of purchase. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of cer-

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

tain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2015 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
Quoted Prices		Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds†	—	1,003,985,028	—	1,003,985,028
Liabilities ($)
Floating Rate Notes††	—	(9,750,000)	—	(9,750,000)

†	See Statement of Investments for additional detailed categorizations.
††	Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

At May 31, 2015, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

As of and during the period ended May 31, 2015, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended May 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $1,216,929, accumulated capital losses $24,578,608 and unrealized appreciation $96,419,731.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to May 31, 2015. If not applied, $158,542 of the carryover expires in fiscal year 2016 and $15,819,359 expires in fiscal year 2018.The fund has $2,885,969 of post-enactment short-term capital losses and $5,714,738 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2015 and May 31, 2014 were as follows: tax-exempt income $36,250,044 and $40,412,982, and ordinary income $100,472 and $53,644, respectively.

During the period ended May 31, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments and dividend reclassification, the fund decreased accumulated undistributed investment income-net by $155,179, increased accumulated net realized gain (loss) on investments by $35,832 and increased paid-in capital by $119,347. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended May 31, 2015, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any fiscal year the aggregate expenses allocable to Class Z shares (excluding taxes, brokerage commissions, interest expense, commitment fees on borrowings and extraordinary expenses) exceed 1 1 / 2 % of the value of the average daily net assets of Class Z shares, the fund may deduct from the fees paid to Dreyfus, or Dreyfus will bear, such excess expense. During the period ended May 31, 2015, there was no reduction in expenses pursuant to the Agreement.

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended May 31, 2015, the Distributor retained $2,725 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended May 31, 2015, Class C shares were charged $69,644 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2015, Class A and Class C shares were charged $224,671 and $23,215, respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2015, Class Z shares were charged $355,300 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended May 31, 2015, the fund was charged $198,464 for transfer agency services and $9,270 cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $409.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2015, the fund was charged $77,778 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon for performing certain cash management services related to fund subscriptions and redemptions, including shareholder redemption draft processing, under a cash management agreement. During the period ended May 31, 2015, the fund was charged $7,032 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended May 31, 2015, the fund was charged $10,891 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $512,151, Distribution Plan fees $5,985, Shareholder Services Plan fees $49,169, custodian fees $26,327, Chief Compliance Officer fees $2,113 and transfer agency fees $38,959.

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2015, amounted to $94,706,480 and $127,365,674, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Trust”).The Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Trust, after payment of interest on the other securities and various expenses of the Trust. An inverse floater security may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity

Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended May 31, 2015, was approximately $9,750,000, with a related weighted average annualized interest rate of .63%.

At May 31, 2015, the cost of investments for federal income tax purposes was $897,815,297; accordingly, accumulated net unrealized appreciation on investments was $96,419,731, consisting of $99,136,326 gross unrealized appreciation and $2,716,595 gross unrealized depreciation.

The Fund 43

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors

Dreyfus California AMT-Free Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus California AMT-Free Municipal Bond Fund (the sole series comprising Dreyfus Premier California AMT-Free Municipal Bond Fund Inc.) as of May 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2015 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus California AMT-Free Municipal Bond Fund at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 28, 2015

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during the fiscal year ended May 31, 2015 as “exempt-interest dividends” (not subject to regular federal income tax, and for individuals who are California residents, California personal income taxes), except $100,472 that is being reported as an ordinary income distribution for reporting purposes.

Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2015 calendar year on Form 1099-DIV, which will be mailed in early 2016.

The Fund 45

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 147
———————
Joni Evans (73)
Board Member (2006)
Principal Occupation During Past 5Years:
• Chief Executive Officer, www.wowOwow.com an online community dedicated to women’s conversations and publications (2007-present)
• Principal, Joni Evans Ltd. (publishing) (2006-present)
No. of Portfolios for which Board Member Serves: 26
—	——————
Ehud Houminer (74)
Board Member (1994)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Membership During Past 5Years:
• Avnet, Inc., an electronics distributor, Director (1993-2012)
No. of Portfolios for which Board Member Serves: 63
———————
Hans C. Mautner (77)
Board Member (1980)
Principal Occupation During Past 5Years:
• President–International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-2010)
• Chairman and Chief Executive Officer of Simon Global Limited, a real estate company
(1999-2010)
No. of Portfolios for which Board Member Serves: 26

Robin A. Melvin (51)
Board Member (1995)
Principal Occupation During Past 5Years:
• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; served as a board member since 2013)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances
(1995-2012)
No. of Portfolios for which Board Member Serves: 115
———————
Burton N. Wallack (64)
Board Member (2006)
Principal Occupation During Past 5Years:
• President and Co-owner of Wallack Management Company, a real estate management company
(1987-present)
No. of Portfolios for which Board Member Serves: 26
———————
John E. Zuccotti (77)
Board Member (1980)
Principal Occupation During Past 5Years:
• Chairman of Brookfield Properties, Inc. (1996-present)
• Senior Counsel of Weil, Gotshal & Manges, LLP (1997-present)
Other Public Company Board Membership During Past 5Years:
• Wellpoint, Inc., a health benefits company, Director (2005-2010)
No. of Portfolios for which Board Member Serves: 26

The Fund 47

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBER

Gordon J. Davis (73)
Board Member (2006)
Principal Occupation During Past 5Years:
• Partner in the law firm of Venable LLP (2012-present)
• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-2014)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)
No. of Portfolios for which Board Member Serves: 64

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.

———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
William Hodding Carter III, Emeritus Board Member
Arnold S. Hiatt, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 69 investment companies (comprised of 147 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Deputy General Counsel, Investment Management, of BNY Mellon since August 2014; Chief Legal Officer of the Manager since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

The Fund 49

OFFICERS OF THE FUND (Unaudited) (continued)

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 39 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 172 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (70 investment companies, comprised of 172 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Mr. Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $32,792 in 2014 and $33,612 in 2015.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $7,320 in 2014 and $6,273 in 2015. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $4,249 in 2014 and $2,901 in 2015. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $3,693 in 2014 and $3,711 in 2015. These services included a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2014 and $0 in 2015.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $49,974,357 in 2014 and $20,773,877 in 2015.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PREMIER CALIFORNIA AMT-FREE MUNICIPAL BOND FUND, INC.

-          Dreyfus California AMT-Free Municipal Bond Fund

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    July 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    July 20, 2015

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    July 20, 2015

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)